                                                                     EXHIBIT 4.3

                           FOURTH AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT

                           DATED AS OF MARCH 19, 2003

                                      AMONG

                           DEALERTRACK HOLDINGS, INC.

                                     AND THE

                                IDENTIFIED HEREIN

                                    INVESTORS

Fourth Amended and Restated                                            EXECUTION
Registration Rights Agreement

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                                TABLE OF CONTENTS

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                                                                                               PAGE
                                                                                               ----
Section 1.   Definitions.....................................................................    2

Section 2.   Required Registration...........................................................    5

Section 3.   Piggyback Registration..........................................................    7

Section 4.   Registrations on Form S-3.......................................................    8

Section 5.   Holdback Agreement..............................................................    8

Section 6.   Preparation and Filing..........................................................    9

Section 7.   Expenses........................................................................   12

Section 8.   Indemnification.................................................................   12

Section 9.   Underwriting Agreement..........................................................   14

Section 10.  Information.....................................................................   15

Section 11.  Exchange Act Compliance.........................................................   15

Section 12.  No Conflict of Rights...........................................................   15

Section 13.  Termination.....................................................................   15

Section 14.  Successors and Assigns..........................................................   15

Section 15.  Assignment......................................................................   15

Section 16.  Entire Agreement; Termination of Previous Registration Rights Agreements........   16

Section 17.  Notices.........................................................................   16

Section 18.  Modifications; Amendments; Waivers..............................................   16

Section 19.  Counterparts; Facsimile Signatures..............................................   16

Section 20.  Headings........................................................................   17

Section 21.  Governing Law...................................................................   17

                                                                       EXECUTION

                                        i
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      FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of
March 19, 2003, among DEALERTRACK HOLDINGS, INC., a Delaware corporation (the "Corporation"), and the INVESTORS (as hereinafter defined).

      WHEREAS, the Corporation and certain of the Parties hereto have entered into those certain Stock Purchase Agreements dated as of January 30, 2003, among the respective parties thereto (the "Stock Purchase Agreements"), pursuant to which the Corporation shall issue (i) to the Series A-2 Stockholders (as defined below) shares of the Corporation's Series A-2 Preferred Stock (as defined below) and (ii) to the Series C-3 Stockholders (as defined below) shares of the Corporation's Series C-3 Preferred Stock (as defined below);

      WHEREAS, the Corporation and certain of the parties hereto have entered into a Series C-2 Securities Purchase Agreement, dated as of December 4, 2002 (the "Series C-2 Securities Purchase Agreement"), pursuant to which the Corporation issued to such parties shares of the Corporation's Series C-2 Preferred Stock (as hereinafter defined);

      WHEREAS, the Corporation and certain of the parties hereto have entered into a Series C-1 Securities Purchase Agreement, dated as of April 22, 2002 (the "Series C-1 Securities Purchase Agreement"), pursuant to which the Corporation issued to such parties shares of the Corporation's Series C-1 Preferred Stock (as hereinafter defined);

      WHEREAS, the Corporation and certain of the parties hereto have entered into a Securities Purchase Agreement, dated as of December 28, 2001 (the "Series C Securities Purchase Agreement"), pursuant to which the Corporation issued to such parties shares of the Corporation's Series C Preferred Stock (as hereinafter defined);

      WHEREAS, the Corporation and certain of the parties hereto have entered into a Stock Exchange Agreement, dated as of August 10, 2001, pursuant to which the Corporation issued to such parties shares of the Corporation's Series A Preferred Stock, Series A-1 Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock (each, as hereinafter defined);

      WHEREAS, as a condition to and in connection with the execution of the Stock Purchase Agreements, the parties hereto desire to amend and restate the Third Amended and Restated Registration Rights Agreement, dated as of December 4, 2002, among the Corporation and the holders of the Series A Preferred Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, and Series C-2 Preferred Stock (each, as hereinafter defined) (the "Prior Registration Rights Agreement");

      WHEREAS, as of the date hereof, each Investor owns or has the right to purchase or otherwise acquire shares of the Common Stock (as hereinafter defined) of the Corporation;

      WHEREAS, the Corporation and the Investors deem it to be in their respective best interests to set forth the rights of the Investors in connection with public offerings and sales of the Common Stock.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

Fourth Amended and Restated                                            EXECUTION
Registration Rights Agreement

            Section 1. Definitions.

            As used in this Agreement, the following terms shall have the following respective meanings:

            (a) "Affiliate" means, with respect to any Person, any (a) director, officer or stockholder holding 5% or more of the capital stock (on a fully diluted basis) of such Person, (b) spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of a director, officer, or partner of such Person) and (c) other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            (b) "Board" means the board of directors of the Corporation.

            (c) "Certificate" means the Fourth Restated Certificate of Incorporation of the Corporation, as amended from time to time.

            (d) "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

            (e) "Common Stock" means the Common Stock, $.01 par value per share, of the Corporation.

            (f) "Counsel" has the meaning set forth in Section 6(b) hereof.

            (g) "Exchange Act" means the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

            (h) "Exchange Agreement" means that certain Stock Exchange Agreement, dated as of August 10, 2001, among the Corporation, the Investors, DealerTrack.com, Inc. and webalg, inc.

            (i) "Governmental Entity" means any domestic or foreign federal, state, municipal, or other government, governmental department, commission, board, bureau, agency or instrumentality, or any court or tribunal.

            (j) "Initial Public Offering" means the initial offering of Common Stock to the public pursuant to a registration statement filed under the Securities Act.

            (k) "Initiating Holders" has the meaning ascribed to such term in
Section 2(a) hereof.

            (l) "Investors" means the Series A Investors, the Series A-1 Investors, the Series A-2 Investors, the Series B Investors, the Series B-1 Investors, the Series C Investors, the Series C-1 Investors, the Series C-2 Investors and the Series C-3 Investors collectively.

Fourth Amended and Restated                                            EXECUTION
Registration Rights Agreement

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

            (m) "Law" means as to any Person, any constitution, law, statute, treaty, rule, ordinance, permit, certificate directive, requirement regulation or Order of any Governmental Entity.

            (n) "Orders" means judgments, writs, decrees, injunctions, orders, compliance agreements or settlement agreements of or with any Governmental Entity or arbitrator.

            (o) "Other Shares" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

            (p) "Person" means any individual, partnership, corporation, group, trust, limited liability company or other legal entity.

            (q) "Preferred Stock" means the Series A Preferred Stock, the Series A-1 Preferred Stock, the Series A-2 Preferred Stock, the Series B Preferred Stock, the Series B-1 Preferred Stock, the Series C Preferred Stock, the Series C-1 Preferred Stock, the Series C-2 Preferred Stock and the Series C-3 Preferred Stock.

            (r) "Primary Shares" means at any time the authorized but unissued shares of Common Stock and shares of Common Stock held by the Corporation in its treasury.

            (s) "Registrable Shares" means, shares of Common Stock issued or issuable upon conversion of the Preferred Stock, or otherwise acquired, and which are held by an Investor. As to any particular Registrable Shares, once issued, such Registrable Shares shall cease to be Registrable Shares when (i) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement, (ii) they are eligible to be sold or distributed in one transaction pursuant to Rule 144 within any consecutive three month period (including, without limitation, Rule 144(k)) without volume limitations, or (iii) they shall have ceased to be outstanding.

            (t) "Registration Date" means the date upon which the registration statement pursuant to which the Corporation shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

            (u) "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule
144A).

            (v) "Securities Act" means the Securities Act of 1933 or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

            (w) "Series A Investors" means the Persons set forth on Schedule I beneath the heading "Series A Investors" and each additional Person who shall execute a counterpart signature page hereto, and includes any successor to, or assignee or transferee of, any such Person who or which agrees in writing to be treated as a Series A Investor hereunder and to be bound by the terms and comply with all applicable provisions hereof.

Fourth Amended and Restated                                            EXECUTION
Registration Rights Agreement

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            (x) "Series A-1 Investors" means the Persons set forth on Schedule I beneath the heading "Series A-1 Investors" and each additional Person who shall execute a counterpart signature page hereto, and includes any successor to, or assignee or transferee of, any such Person who or which agrees in writing to be treated as a Series A-1 Investor hereunder and to be bound by the terms and comply with all applicable provisions hereof.

            (y) "Series A-2 Investors" means the Persons set forth on Schedule I beneath the heading "Series A-2 Investors" and each additional Person who shall execute a counterpart signature page hereto, and includes any successor to, or assignee or transferee of, any such Person who or which agrees in writing to be treated as a Series A-2 Investor hereunder and to be bound by the terms and comply with all applicable provisions hereof.

            (z) "Series A Preferred Stock" means the Convertible Series A Participating Preferred Stock, $.01 par value per share of the Corporation, issued to the Series A Investors pursuant to the Exchange Agreement.

            (aa) "Series A-1 Preferred Stock" means the Convertible Series A-1 Participating Preferred Stock, $.01 par value per share of the Corporation, issued to the Series A-1 Investors pursuant to the Exchange Agreement.

            (bb) "Series A-2 Preferred Stock" means the Convertible Series A-2 Participating Preferred Stock, $.01 par value per share of the Corporation, issued to the Series A-2 Investors pursuant to the Stock Purchase Agreements.

            (cc) "Series B Investors" means the Persons set forth on Schedule I beneath the heading "Series B Investors" and each additional Person who shall execute a counterpart signature page hereto, and includes any successor to, or assignee or transferee of, any such Person who or which agrees in writing to be treated as a Series B Investor hereunder and to be bound by the terms and comply with all applicable provisions hereof.

            (dd) "Series B-1 Investors" means the Persons set forth on Schedule I beneath the heading "Series B-1 Investors" and each additional Person who shall execute a counterpart signature page hereto, and includes any successor to, or assignee or transferee of, any such Person who or which agrees in writing to be treated as a Series B-1 Investor hereunder and to be bound by the terms and comply with all applicable provisions hereof.

            (ee) "Series B Preferred Stock" means the Convertible Series B Participating Preferred Stock, $.01 par value per share of the Corporation, issued to the Series B Investors pursuant to the Exchange Agreement.

            (ff) "Series B-1 Preferred Stock" means the Convertible Series B-1 Participating Preferred Stock, $.01 par value per share of the Corporation, issued to the Series B-1 Investors pursuant to the Exchange Agreement.

            (gg) "Series C Investors" means the Persons set forth on Schedule I beneath the heading "Series C Investors" and each additional Person who shall execute a counterpart signature page hereto, and includes any successor to, or assignee or transferee of, any such

Fourth Amended and Restated                                            EXECUTION
Registration Rights Agreement

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

Person who or which agrees in writing to be treated as a Series C Investor hereunder and to be bound by the terms and comply with all applicable provisions hereof.

            (hh) "Series C-1 Investors" means the Persons set forth on Schedule I beneath the heading "Series C-1 Investors" and each additional Person who shall execute a counterpart signature page hereto, and includes any successor to, or assignee or transferee of, any such Person who or which agrees in writing to be treated as a Series C-1 Investor hereunder and to be bound by the terms and comply with all applicable provisions hereof.

            (ii) "Series C-2 Investors" means the Persons set forth on Schedule I beneath the heading "Series C-2 Investors" and each additional Person who shall execute a counterpart signature page hereto, and includes any successor to, or assignee or transferee of, any such Person who or which agrees in writing to be treated as a Series C-2 Investor hereunder and to be bound by the terms and comply with all applicable provisions hereof.

            (jj) "Series C-3 Investors" means the Persons set forth on Schedule I beneath the heading "Series C-3 Investors" and each additional Person who shall execute a counterpart signature page hereto, and includes any successor to, or assignee or transferee of, any such Person who or which agrees in writing to be treated as a Series C-3 Investor hereunder and to be bound by the terms and comply with all applicable provisions hereof.

            (kk) "Series C Preferred Stock" means the Convertible Series C Preferred Stock, $.01 par value per share, of the Corporation, issued to the Series C Investors pursuant to the Series C Purchase Agreement.

            (ll) "Series C-1 Preferred Stock" means the Convertible Series C-1 Preferred Stock, $.01 par value per share, of the Corporation, issued to the Series C-1 Investors pursuant to the Series C-1 Securities Purchase Agreement.

            (mm) "Series C-2 Preferred Stock" means the Convertible Series C-2 Preferred Stock, $.01 par value per share, of the Corporation, issued to the Series C-2 Investors pursuant to the Series C-2 Securities Purchase Agreement.

            (nn) "Series C-3 Preferred Stock" means the Convertible Series C-3 Preferred Stock, $.01 par value per share, of the Corporation, issued to the Series C-3 Investors pursuant to the Stock Purchase Agreements.

            (oo) "Series C Securities Purchase Agreement" has the meaning set forth in the fourth recital hereto.

            (pp) "Series C-1 Securities Purchase Agreement" has the meaning set forth in the third recital hereto.

            (qq) "Series C-2 Securities Purchase Agreement" has the meaning set forth in the second recital hereto.

            (rr) "Stockholders Agreement" means that certain Fourth Amended and Restated Stockholders' Agreement, dated as of the date hereof, among the Corporation and the

Fourth Amended and Restated                                            EXECUTION
Registration Rights Agreement

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

stockholders identified on Annex I thereto, DealerTrack, Inc., webalg, inc. and Credit Online, Inc.

            (ss) "Stock Purchase Agreements" has the meaning set forth in the first recital hereto.

            Section 2. Required Registration.

            (a) If the Corporation shall be requested by any Investor or group of Investors (the "Initiating Holders"), at any time after the earlier to occur of (i) the 180th day after the Registration Date or (ii) February 1, 2005 to effect the registration under the Securities Act of Registrable Shares that would result in aggregate net proceeds of at least $30,000,000 to the Initiating Holders, the Corporation shall promptly give written notice of such proposed registration to all holders of Registrable Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by the holders of Registrable Shares who shall respond in writing to the Corporation's notice within 30 days after delivery of such notice (which response shall specify the number of Registrable Shares proposed to be included in such registration). The Corporation shall promptly use its best efforts to effect such registration under the Securities Act of the Registrable Shares which the Corporation has been so requested to register by all holders of Registrable Shares pursuant to this Section 2(a).

            (b) Anything contained in Section 2(a) to the contrary notwithstanding, the Corporation shall not be obligated to effect any registration under the Securities Act pursuant to Section 2(a) except in accordance with the following provisions:

                  (i) The Corporation shall not be obligated to use its best efforts to file and cause to become effective (A) more than one (1) registration statement initiated pursuant to this Section 2 in any twelve-month period, (B) more than two registration statements initiated pursuant to this Section 2 on Form S-1 or SB-2 promulgated under the Securities Act or any successor forms thereto, (C) any registration statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days or (D) any registration statement initiated pursuant to this Section 2 that would not result in aggregate net proceeds of at least $30,000,000 to the Initiating Holders.

                  (ii) The Corporation may delay the filing or effectiveness of any registration statement for a period of up to 90 days after the date of a request for registration pursuant to this Section 2 if at the time of such request (i) the Corporation is engaged, or has fixed plans to engage within 90 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Registrable Shares may include Registrable Shares pursuant to Section 3 or
      (ii) the Corporation reasonably determines that such registration and offering would interfere with any material transaction involving the Corporation, as approved by the Board, provided, however, that the Corporation may only delay the filing or effectiveness of a

Fourth Amended and Restated                                            EXECUTION
Registration Rights Agreement

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

registration statement pursuant to this Section 2(b) for a total of 180 days after the date of a request for registration pursuant to this Section 2.

                  (iii) With respect to any registration pursuant to this
      Section 2, the Corporation shall give notice of such registration to the Investors who do not request registration hereunder and to the holders of all Other Shares which are entitled to registration rights and the Corporation may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then the number of Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

                        (A) first, the Registrable Shares requested to be
            included in such registration (or, if necessary, such Registrable Shares pro rata among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder);

                        (B) second, the Primary Shares; and

                        (C) third, the Other Shares proposed to be included in
            such registration.

            (c) At any time before the registration statement covering Registrable Shares becomes effective, the holders of a majority of the Registrable Shares so requested to be registered may request the Corporation to withdraw or not to file the registration statement. In that event, if such request of withdrawal shall not have been caused by, or made in response to, the material adverse effect of an event on the business, properties, condition, financial or otherwise, or operations of the Corporation, the holders shall have used one of their demand registration rights under this Section 2 and the Corporation shall no longer be obligated to register Registrable Shares pursuant to the exercise of such one registration right pursuant to this Section 2 unless the holders shall reimburse the Corporation for any out-of-pocket expenses actually incurred by the Corporation in connection therewith through the date of such request.

            (d) The holders of the Registrable Shares shall be entitled to two requests pursuant to this Section 2.

            Section 3. Piggyback Registration.

            If the Corporation at any time proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall give written notice to the Investors of its intention to so register such Primary Shares or Other Shares at least 30 days before the initial filing of such registration statement and, upon the written request, delivered to the Corporation within 20 days after delivery of any such notice by the Corporation, of the Investors to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration and shall state that

Fourth Amended and Restated                                            EXECUTION
Registration Rights Agreement

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

such Investors desire to sell such Registrable Shares in the public securities markets), the Corporation shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares or Other Shares proposed to be registered by the Corporation, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

            (a) if the Corporation has not consummated an Initial Public Offering prior to such registration:

                  (i) first, the Primary Shares;

                  (ii) second, the Registrable Shares requested by the Investors to be included in such registration (or, if necessary, such Registrable Shares pro rata among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder); and

                  (iii) third, the Other Shares proposed to be included in such registration.

            (b) if the Corporation has consummated an Initial Public Offering prior to such registration:

                  (i) first, the Primary Shares;

                  (ii) second, the Registrable Shares requested by the Investors to be included in such registration (or, if necessary, such Registrable Shares pro rata among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder); provided, however, that in no event shall the Registrable Shares requested by the Investors to be included in such registration pursuant to this
      Section 3(b) comprise less than 30% of the aggregate number of shares in such registration because of the application of this Section 3(b)(ii); and

                  (iii) third, the Other Shares held by the parties demanding such registration.

            (c) The number of requests permitted by the Investors pursuant to this Section 3 shall be unlimited.

            Section 4. Registrations on Form S-3.

            (a) Anything contained in Section 2 to the contrary notwithstanding, at such time as the Corporation shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, the holders of Registrable Shares then outstanding shall have the right to request in writing that the Corporation effect the registration of Registrable

Fourth Amended and Restated                                            EXECUTION
Registration Rights Agreement

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

Shares on Form S-3 or such successor form, which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of and the holders thereof and (ii) state the intended method of disposition of such Registrable Shares. A requested registration on Form S-3 or any such successor form in compliance with this Section 4 shall not count as a registration statement initiated pursuant to Section 2 but shall otherwise be treated as a registration initiated pursuant to, and shall, except as otherwise expressly provided in this Section 4, be subject to Section 2, including, without limitation, Section 2(a).

            (b) The number of requests permitted pursuant to this Section 4 shall be limited to one (1) per year and any such request must be for a number of Registrable Shares with an aggregate market value (at the time of such request) of not less than $5,000,000.

            Section 5. Holdback Agreement.

            (a) In connection with the Initial Public Offering, the Investors shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Registrable Shares (other than those shares of Common Stock included in such registration pursuant to Sections 2, 3 or 4 hereof) without the prior written consent of the Corporation, for a period as shall be determined by the relevant managing underwriters, which period shall begin not more than 10 days prior to the effectiveness of the registration statement pursuant to which such Initial Public Offering shall be made and shall not last more than 180 days after the effective date of such registration statement. The Corporation shall obtain the agreement of any Person permitted to sell shares of stock in a registration to be bound by and to comply with this Section 5 as if such Person were an Investor hereunder; provided, however, that all Persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other Persons selling shares of Common Stock in such offering, all Persons holding in excess of 5% of the capital stock of the Corporation on a fully diluted basis and all executive officers and directors of the Corporation shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 5 and remain so bound; provided further, however, that any discretionary release, waiver or termination of the provisions set forth in this Agreement or in any like agreement with any of the foregoing Persons containing similar provisions by the Corporation or the managing underwriter shall apply to all Persons or entities subject to such provisions (including the Investors) pro rata based on the number of shares held.

            (b) The Corporation may impose stop-transfer instructions with respect to the Registrable Shares of each Investor (and the securities of every other Person subject to the restriction set forth in paragraph (a)) until the end of such period.

            Section 6. Preparation and Filing.

            If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Corporation shall, as expeditiously as practicable:

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Registration Rights Agreement

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

            (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of not less than 180 days or until all of such Registrable Shares have been disposed of (if earlier);

            (b) furnish, at least five business days or as soon as reasonably practicable before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one law firm selected by the Investors ("Counsel"), copies of all such documents proposed to be filed (it being understood that such advance delivery requirement shall not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

            (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 180 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

            (d) promptly notify Counsel in writing (i) of the receipt by the Corporation of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Corporation of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

            (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the holders of the Registrable Shares reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of such holders' Registrable Shares; provided, however, that the Corporation will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 6(e) or to provide any material undertaking or make any changes in its by-laws or amended and restated certificate of incorporation which the Board determines to be contrary to the best interests of the Corporation or to modify any of its contractual relationships then existing;

            (f) furnish to the holders of such Registrable Shares such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such

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                                       10
holders may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

            (g) without limiting Section 6(e) above, use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the holders of such Registrable Shares to consummate the disposition of such Registrable Shares;

            (h) notify the holders of such Registrable Shares on a timely basis at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in
Section 6(a) hereof, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such holders, prepare and furnish to such holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (i) subject to the execution of confidentiality agreements in form and substance satisfactory to the Corporation, make available upon reasonable notice and during normal business hours, for inspection by the holders of such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Investors or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Corporation determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public; the Investors agree that they will, upon learning that disclosure of such Information is compelled by applicable Laws, give prior notice to the Corporation and allow the Corporation, at the Corporation's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

            (j) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

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

            (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

            (l) provide a transfer agent and registrar (which may be the same entity and which may be the Corporation) for such Registrable Shares;

            (m) issue to any underwriter to which the holders of such Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

            (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for listing on the Nasdaq National Market, or such other national securities exchange as the holders of a majority of such Registrable Shares shall reasonably request;

            (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

            (p) subject to all the other provisions of this Agreement, use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

            Each holder of the Registrable Shares upon receipt of any written notice from the Corporation of any event of the kind described in Section 6(h) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(h) hereof, and, if so directed by the Corporation, such holder shall deliver to the Corporation all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.

            Section 7. Expenses.

            All expenses (other than underwriting discounts and commissions relating to the Registrable Shares, as provided in the last sentence of this
Section 7) incurred by the Corporation in complying with Section 6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Corporation's counsel and accountants and reasonable fees and expenses of Counsel shall be paid by the Corporation; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Shares and the Other Shares shall be borne by the holders selling such Registrable Shares and Other Shares, in proportion to the number of Registrable Shares and Other Shares sold by each such holder.

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

            Section 8. Indemnification.

            (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the holders of Registrable Shares, each underwriter, broker and any other Person acting on behalf of the holders of Registrable Shares and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the holders of Registrable Shares, such underwriter, such broker and such other Person acting on behalf of the holders of Registrable Shares and each such controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation shall not be liable to any Person in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by such Person or their counsel or underwriter specifically for use in the preparation thereof; provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any Investor, holder, underwriter, broker or other Person acting on behalf of holders of the Registrable Shares from whom the Person asserting any loss, claim, damage, liability or expense purchased the Registrable Shares which are the subject thereof, if a copy of such final prospectus had been made available to such Person and such Investor, holder, underwriter, broker or other Person acting on behalf of holders of the Registrable Shares and such final prospectus was not delivered to such Person with or prior to the written confirmation of the sale of such Registrable Shares to such Person and the legal effect of delivery of such final prospectus would have been to eliminate the liability otherwise suffered or incurred by the Person asserting such loss, claim, damage, liability or expense.

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                                       13

            (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares shall severally and not jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section
8) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter, broker or other Person acting on behalf of the holders of Registrable Shares and each Person who controls any of the foregoing Persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares if such statement or omission was made in reliance upon and in conformity with written information furnished by such holder to the Corporation or such underwriter specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such Seller from the sale of Registrable Shares effected pursuant to such registration.

            (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 8, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party on account of this Section 8. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if separate legal counsel is reasonably required due to conflicts relating to one or more material legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 8. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim.

            (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim,

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

damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No Person guilty of fraudulent misrepresentation shall be entitled to contribution from any Person.

            Section 9. Underwriting Agreement.

            Notwithstanding the provisions of Sections 5, 6, 7 and 8, to the extent that the Investors or the Corporation shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such sections, the provisions contained in such agreement addressing such issue or issues shall control; provided, however, that any such agreement to which the Corporation is not a party shall not be binding upon the Corporation and any such agreement to which one or more of the Investors is not a party shall not be binding upon such Investor or Investors. No holder may participate in any underwritten registration hereunder unless such holder (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably and customarily required under the terms of such underwriting arrangements.

            Section 10. Information.

            Each Investor shall furnish to the Corporation such written information regarding such Person and the distribution proposed by such Person as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

            Section 11. Exchange Act Compliance.

            From the Registration Date or such earlier date as a registration statement filed by the Corporation pursuant to the Exchange Act relating to any class of the Corporation's securities shall have become effective, the Corporation shall comply with all of the reporting requirements of the Exchange Act applicable to it (whether or not it shall be required to do so, but specifically excluding Section 14 of the Exchange Act if not then applicable to the Corporation) and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Corporation shall cooperate with the Investors in supplying such information as any Investor may reasonably

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                                       15
request to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

            Section 12. No Conflict of Rights.

            The Corporation shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

            Section 13. Termination.

            This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Shares outstanding.

            Section 14. Successors and Assigns.

            This Agreement shall bind and inure to the benefit of the Corporation and the Investors and, subject to Section 15, the respective successors and assigns of the Corporation and the Investors.

            Section 15. Assignment.

            Each Investor may assign its rights hereunder (i) to any purchaser or transferee of not less than twenty-five (25%) percent of such Investor's Registrable Shares or (ii) to any Affiliate or other Group member (as such term is defined in the Stockholders' Agreement); provided, however, that, in each case, such purchaser, transferee, Affiliate or other Group member shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a Investor whereupon such purchaser, transferee or Affiliate shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser, transferee or Affiliate was originally included in the definition of an Investor, herein and had originally been a party hereto.

            Section 16. Entire Agreement; Termination of Previous Registration Rights Agreements.

            This Agreement and the other writings referred to herein or delivered pursuant hereto, contain the entire agreement among the Investors and the Corporation with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto including, without limitation, the prior Registration Rights Agreement.

            Section 17. Notices.

            All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth in
Schedule I attached hereto or such other address as may hereafter be designated in writing by such party to the other parties.

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                                       16

            All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

            Section 18. Modifications; Amendments; Waivers.

            Neither this Agreement nor any provisions hereof can be modified, changed, discharged, waived or terminated, except by an instrument in writing signed by the Corporation and the Requisite Designated Preferred Stockholders as defined in the Certificate; provided, that any such modification, change, discharge, waiver or termination shall also require the written consent of any particular party hereto to the extent, and only to the extent, that any such modification, change, discharge, waiver or termination materially adversely affects the rights, privileges, duties or obligations of such party hereunder as compared to those of the other parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

            Section 19. Counterparts; Facsimile Signatures.

            This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable at the Closing (as defined in the CMSI Stock Purchase Agreement) if the originally executed counterpart is delivered within a reasonable period thereafter.

            Section 20. Headings.

            The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

            Section 21. Governing Law.

            This Agreement shall be governed by and construed in accordance with the Laws of the State of New York applicable to contracts made and to be performed wholly therein.

                                    * * * * *

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                                       17

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                           "CORPORATION"

                                           DEALERTRACK HOLDINGS, INC.

                                           By: _________________________________
                                               Name:
                                               Title:


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                                       S-1

                                           "INVESTORS"

                                           ACF INVESTMENT CORP.

                                           By: _________________________________
                                               Name:
                                               Title:



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                                       S-2

                                           AUTOMOTIVE LEASE GUIDE (ALG), LLC

                                           By: _________________________________
                                               Name:
                                               Title:

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                                       S-3

                                           J.P. MORGAN PARTNERS (23A SBIC), LLC

                                           By: J.P. Morgan Partners (23A SBIC
                                               Manager), Inc., its Managing
                                               Member

                                           By: _________________________________
                                               Name:
                                               Title:

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                                       S-4

                                           WELLS FARGO SMALL BUSINESS

                                           INVESTMENT COMPANY, INC.

                                           By: _________________________________
                                               Name:
                                               Title:

                                           By: _________________________________
                                               Name:
                                               Title:

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                                       S-5

                                           CAPITAL ONE AUTO FINANCE, INC.

                                           By: _________________________________
                                               Name:
                                               Title:

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                                       S-6

                                           WELLS FARGO FINANCIAL, INC.

                                           By: _________________________________
                                               Name:
                                               Title:


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                                       S-7

                                           WFS WEB INVESTMENTS

                                           By: _________________________________
                                               Name:
                                               Title:

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                                       S-8

                                           GRP II, L.P., a Delaware limited
                                           partnership

                                           By: GRPVC, L.P., its General Partner

                                           By: GRP Management Services Corp., a
                                               Delaware corporation, its General
                                               Partner

                                           By: _________________________________
                                               Name:
                                               Title:

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                                       S-9

                                           GRP II PARTNERS, L.P., a Delaware
                                             limited partnership

                                           By: GRPVC, L.P., its General Partner

                                           By: GRP Management Services Corp., a
                                               Delaware corporation, its General
                                               Partner

                                           By: _________________________________
                                               Name:
                                               Title:

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                                      S-10

                                           GRP II INVESTORS, L.P., a Delaware
                                               limited partnership

                                           By: Merchant Capital, Inc., its
                                               General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

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                                      S-11

                                           FIRST AMERICAN CREDIT MANAGEMENT
                                           SOLUTIONS, INC. a Delaware
                                           corporation

                                           By: _________________________________
                                               Name:
                                               Title:

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                                      S-12

                                           ADP, INC.
                                                  a Delaware corporation

                                           By: _________________________________
                                               Name:
                                               Title:

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                                      S-13

                                           _____________________________________
                                           Mary Cirillo-Goldberg

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                                      S-14

                                           _____________________________________
                                           Janet Clarke

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                                      S-15

                                           _____________________________________
                                           Mark F. O'Neil

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                                      S-16

                                           _____________________________________
                                           Robert Cox

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                                      S-17

                                   SCHEDULE I

SERIES A INVESTORS

J.P. MORGAN PARTNERS (23A SBIC), LLC

c/o J.P. Morgan Partners, LLC
1221 Avenue of the Americas
New York, NY 10020-1080
Telephone: (212) 899-3400
Facsimile: (212) 899-3401
Attention: Mr. Stephen P. Murray

with copies to:

J.P. Morgan Partners
c/o J.P. Morgan Partners, LLC
Official Notices Clerk
1221 Avenue of the Americas
New York, NY 10020-1080
Telephone: (212) 899-3400
Facsimile: (212) 899-3401;

J.P. Morgan Partners
c/o J.P. Partners, LLC
1221 Avenue of the Americas
New York, NY 10020-1080
Telephone: (212) 899-3388
Facsimile: (212) 899-3401
Attention: Mr. Carty Y.K. Chock

and

Proskauer Rose LLP
1585 Broadway
New York, New York 10036-8299
Telephone: (212) 969-3000
Facsimile: (212) 969-2900
Attention: Adam J. Kansler, Esq.

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                                     Sch.I-1

SERIES A-1 INVESTORS

AUTOMOTIVE LEASE GUIDE (ALG), LLC

115 So. La Cumbre Lane
Santa Barbara, CA 93105
Telephone: (805) 563-0777
Facsimile: (805) 898-3733
Attention: Raj Sundaram, President

with a copy to:

Seed Mackall LLP
1332 Anacapa Street, Suite 200
Santa Barbara, CA  93101
Telephone: (805) 963-0669
Facsimile: (805) 435-1498
Attention: Thomas N. Harding, Esq.

SERIES A-2 INVESTORS

First American Credit Management Solutions, Inc.
c/o First American CREDCO
12395 First American Way
Poway, CA 92064
Telephone: (619) 938-7005
Facsimile: (619) 938-7020
Attention: Anand Nallathambi

with a copy to:

The First American Corporation
1 First American Way
Santa Ana, CA 92707
Attention: Parker S. Kennedy
Attention: Kenneth DeGiorgio
Facsimile: (714) 800-3325

ADP, Inc.
ADP Dealer Services
1950 Hassell Road
Hoffman Estates, Illinois 60195
Attention:  President
Facsimile: (847) 781-9873

with a copy (which shall not constitute notice) to:

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                                     Sch.I-2

Automatic Data Processing, Inc.
One ADP Boulevard
Roseland, New Jersey 07068-1728
Attention: General Counsel
Facsimile: (973) 535-6199

SERIES B INVESTORS

Wells Fargo Small Business Investment Company, Inc.
420 Montgomery Street
San Francisco, CA 94104
Telephone: (415) 222 - 2400
Facsimile: (415) 646-9057
Attention: Mr. Elliot Lowen

with a copy to:

Pillsbury Winthrop LLP
50 Fremont Street
San Francisco, CA
Telephone: (415) 983-1823
Facsimile: (415) 893-1200
Attention: Thomas Klaus Gump, Esq.

ACF Investment Corp.
c/o AmeriCredit Corp.
801 Cherry Street, Suite 3900
Fort Worth, TX 76102
Telephone: (817) 302-7020
Telecopy: (817) 302-7170
Attention:  Mr. Michael T. Miller

with a copy to:

Chris Choate, Esq.
c/o AmeriCredit Corp.
801 Cherry Street, Suite 3900
Fort Worth, TX 76102
Telephone: (817) 302-7082
Facsimile: (817) 302-7915

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                                     Sch.I-3

SERIES B-1 INVESTORS

J.P. MORGAN PARTNERS (23A SBIC), LLC

c/o J.P. Morgan Partners, LLC
1221 Avenue of the Americas
New York, NY 10020-1080
Telephone: (212) 899-3400
Facsimile: (212) 899-3401
Attention: Mr. Stephen P. Murray

J.P. Morgan Partners
c/o J.P. Morgan Partners, LLC
Official Notices Clerk
1221 Avenue of the Americas
New York, NY 10020-1080
Telephone: (212) 899-3400
Facsimile: (212) 899-3401

J.P. Morgan Partners
c/o J.P. Partners, LLC
1221 Avenue of the Americas
New York, NY 10020-1080
Telephone: (212) 899-3388
Facsimile: (212) 899-3401
Attention: Mr. Carty Y.K. Chock

with copies to:

J.P. Morgan Partners
c/o J.P. Morgan Partners, LLC
Official Notices Clerk
1221 Avenue of the Americas
New York, NY 10020-1080
Telephone: (212) 899-3400
Facsimile: (212) 899-3401;

and

Proskauer Rose LLP
1585 Broadway
New York, New York 10036-8299
Facsimile: (212) 969-2900
Attention: Adam J. Kansler, Esq.

Fourth Amended and Restated                                            EXECUTION
Registration Rights Agreement

                                     Sch.I-4

SERIES C INVESTORS

ACF INVESTMENT CORP.

c/o AmeriCredit Corp.
801 Cherry Street, Suite 3900
Fort Worth, TX 76102
Telephone: (817) 302-7020
Telecopy: (817) 302-7170
Attention: Mr. Michael T. Miller

with a copy to:

Chris Choate, Esq.
c/o AmeriCredit Corp.
801 Cherry Street, Suite 3900
Fort Worth, TX 76102
Telephone: (817) 302-7082
Facsimile: (817) 302-7915

AUTOMOTIVE LEASE GUIDE (ALG), LLC

115 So. La Cumbre Lane
Santa Barbara, CA 93105
Telephone: (805) 563-0777
Facsimile: (805) 898-3733
Attention: Raj Sundaram, President

with a copy to:

Seed Mackall LLP
1332 Anacapa Street, Suite 200
Santa Barbara, CA  93101
Telephone: (805) 963-0669
Facsimile: (805) 435-1498
Attention: Thomas N. Harding, Esq.

J.P. MORGAN PARTNERS (23A SBIC), LLC

c/o J.P. Morgan Partners, LLC
1221 Avenue of the Americas
New York, NY 10020-1080
Telephone: (212) 899-3400
Facsimile: (212) 899-3401
Attention: Mr. Stephen P. Murray

Fourth Amended and Restated                                            EXECUTION
Registration Rights Agreement

                                     Sch.I-5
with copies to:

J.P. Morgan Partners
c/o J.P. Morgan Partners, LLC
Official Notices Clerk
1221 Avenue of the Americas
New York, NY 10020-1080
Telephone: (212) 899-3400
Facsimile: (212) 899-3401;

J.P. Morgan Partners
c/o J.P. Partners, LLC
1221 Avenue of the Americas
New York, NY 10020-1080
Telephone: (212) 899-3388
Facsimile: (212) 899-3401
Attention: Mr. Carty Y.K. Chock

with a copy to:

Proskauer Rose LLP
1585 Broadway
New York, New York 10036-8299
Telephone: (212) 969-3000
Facsimile: (212) 969-2900
Attention: Adam J. Kansler, Esq.

CAPITAL ONE AUTO FINANCE, INC.

Capital One Auto Finance, Inc.
c/o Capital One Services, Inc.
8000 Jones Branch Drive
19055-0300
McLean, VA 22102
Attention: Shahin Rezai, Esq.

with a copy to:

LeClair Ryan, A Professional Corporation
707 East Main Street, 11th Floor
Richmond, Vg. 23219
Attn: Gary D. LeClair, Esq.

Fourth Amended and Restated                                            EXECUTION
Registration Rights Agreement

                                     Sch.I-6

WELLS FARGO FINANCIAL, INC.

206 8th Street
Des Moines, IA 50309
Attention: Alex Turner

with a copy to:

Wells Fargo Financial, Inc.
206 8th Street
Des Moines, IA 50309
Attention: Steve Wagner, Esq.

WFS WEB INVESTMENTS

23 Pasteur
Irvine, CA 92618
Telephone: (949) 727-1629
Facsimile: (949) 727-1644
Attention: Tom Wolfe, President

with a copy to:

WFS Web Investments
23 Pasteur
Irvine, CA 92618
Facsimile: (949) 753-3085
Telephone: (949) 727-1044
Attention: Guy DuBose, Esq.
General Counsel

SERIES C-1 INVESTORS

GRP II, L.P.
2121 Avenue of the Stars, Suite 1630
Los Angeles, CA 90067
Telephone: (310) 785-5100
Facsimile: (310) 785-5111
Attention: Steven Dietz

GRP II Partners, L.P.
2121 Avenue of the Stars, Suite 1630
Los Angeles, CA 90067
Telephone: (310) 785-5100
Facsimile: (310) 785-5111
Attention: Steven Dietz

Fourth Amended and Restated                                            EXECUTION
Registration Rights Agreement

                                    Sch.I-7

GRP II Investors, L.P.
11 Madison Avenue, 13th Floor
New York, NY 10010
Telephone: (212) 538-3818
Facsimile: (212) 538-5978
Attention: Ruchi Khurana

GRP II Investors, L.P.
11 Madison Avenue, 13th Floor
New York, NY 10010
Telephone: (212) 538-3818
Facsimile: (212) 538-5978
Attention: Seane Lammers

with a copy to:

Latham & Watkins
633 West Fifth Street, Suite 4000
Los Angeles, CA 90071
Telephone: (213) 891-8116
Facsimile: (213) 891-8763
Attention: Thomas C. Sadler

SERIES C-2 INVESTORS

Mary Cirillo-Goldberg
c/o Hudson Venture Partners
660 Madison Avenue
14th Floor
New York, NY 10021

Janet Clarke


Mark F. O'Neil


Robert Cox


Fourth Amended and Restated                                            EXECUTION
Registration Rights Agreement

                                     Sch.I-8

SERIES C-3 INVESTORS

First American Credit Management Solutions, Inc.
c/o First American CREDCO
12395 First American Way
Poway, CA 92064
Telephone: (619) 938-7005
Facsimile: (619) 938-7020
Attention: Anand Nallathambi

with a copy to:

The First American Corporation
1 First American Way
Santa Ana, CA 92707
Attention: Parker S. Kennedy
Attention: Kenneth DeGiorgio
Facsimile: (714) 800-3325

ADP, Inc.
ADP Dealer Services
1950 Hassell Road
Hoffman Estates, Illinois 60195
Attention: President
Facsimile: (847) 781-9873

with a copy (which shall not constitute notice) to:

Automatic Data Processing, Inc.
One ADP Boulevard
Roseland, New Jersey 07068-1728
Attention: General Counsel
Facsimile: (973) 535-6199

THE CORPORATION

DealerTrack Holdings, Inc.
105 Maxess Road
Melville, NY  11747
Telephone: (631) 486-1601
Facsimile: (631) 486-1602
Attention: Mark F. O'Neil, President and CEO

with a copy to:

Fourth Amended and Restated                                            EXECUTION
Registration Rights Agreement

                                     Sch.I-9

O'Melveny & Myers LLP
Citigroup Center
153 East 53rd Street
New York, NY  10022-4611
Telephone: (212) 326-2000
Facsimile: (212) 326-2061
Attention: Charles F. Niemeth, Esq.

Fourth Amended and Restated                                            EXECUTION
Registration Rights Agreement

                                     Sch.I-10